UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    February 8, 2012

ZHONG WEN INTERNATIONAL HOLDING CO., LTD.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-54125	99-0368416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1101, 11/F, Shun Kwong Commercial Building No. 8 Des Vouex Road West Hong Kong SAR People’s Republic of China
(Address of Principal Executive Offices)	(Zip Code)

011-852-25303798

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)

This Current Report on Form 8-K is filed by Zhong Wen International Holding Co., Ltd., a Delaware corporation (the “Registrant” or “ZWIH”), in connection with the items set forth below.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 31, 2012, HLB Hodgson Impey Cheng (“HLB”) resigned as the Registrant’s independent certified public accounting firm.

HLB audited the balance sheet of the Registrant as of June 15, 2010, and the related statements of income, shareholders’ equity, comprehensive income and cash flows for the period from May 24, 2010 (date of incorporation) to June 15, 2010. HLB also audited the consolidated balance sheet of the Registrant and subsidiaries as of December 31, 2010, and the related consolidated statements of income, shareholders’ equity, comprehensive income and cash flows for the period from May 24, 2010 (inception) to December 31, 2010.

As of August 20, 2010 and as of March 28, 2011, HLB issued an audit report on the Registrant’s consolidated balance sheet as of June 15, 2010 and as of December 31, 2010, and on the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the period from May 24, 2010 to June 15, 2010, and for the period from May 24, 2010 to December 31, 2010. The report of HLB on the foregoing financial statements did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to any uncertainty (except as stated hereafter), audit scope or accounting principles, except for an explanatory paragraph related to the Registrant’s ability to continue as a going concern and the uncertainty associated therewith. The report of HLB dated August 20, 2010, points out that the financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of the uncertainty over the Registrant’s ability to continue as a going concern.

In addition, HLB reviewed management’s prepared consolidated financial statements for the Registrant for the quarters ended September 30, 2010, March 31, 2011, June 30, 2011 and September 30, 2011.

During the period commencing on May 24, 2010 and ending on December 31, 2010 and from January 1, 2011 through September 30, 2011 and to date, (i) there were no disagreements between the Registrant and HLB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of HLB would have caused HLB to make reference to the subject matter of disagreement in connection with its reports on the Registrant’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On February 8, 2012, we engaged Bongiovanni & Associates, CPA’s (“Bongiovanni”) as the Registrant’s new independent registered public accounting firm. During the past two years ended December 31, 2011, and from January 1, 2012 to date, the Registrant did not consult with Bongiovanni regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements. The Registrant’s Board of Directors recommended, authorized, and approved the decision to accept the resignation of HLB and to engage Bongiovanni to serve as our independent registered public accounting firm on February 9, 2012.

On February 9, 2012, we provided HLB with a copy of this Form 8-K, and requested that HLB furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements within ten (10) business days of the filing of this Form 8-K. HLB provided us with such a letter on February 13, 2012. The letter is attached as Exhibit 16.1 to this report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1 Letter from HLB Hodgson Impey Cheng, dated February 13, 2012.

(2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZHONG WEN INTERNATIONAL HOLDING CO., LTD.

Date: February 13, 2012	By: /s/ Sun, Hongyi
SUN, HONGYI Chief Executive Officer and Chief Financial Officer